Accounting Policies, by Policy (Policies)	12 Months Ended
Oct. 31, 2014
Accounting Policies, by Policy (Policies) [Line Items]
Basis of Presentation and Significant Accounting Policies [Text Block]	Basis of Presentation The consolidated financial statements include the accounts of ITUS Corporation and its wholly owned subsidiaries. All intercompany transactions have been eliminated.
Revenue Recognition, Policy [Policy Text Block]

Revenue Recognition

Revenue is recognized when (i) persuasive evidence of an arrangement exists, (ii) all obligations have been substantially performed pursuant to the terms of the arrangement, (iii) amounts are fixed or determinable, and (iv) the collectability of amounts is reasonably assured.

Patent Monetization and Patent Assertion

In general, revenue arrangements provide for the payment of contractually determined fees in consideration for the grant of certain intellectual property rights for patented technologies owned or controlled by our operating subsidiaries.  These rights typically include some combination of the following:  (i) the grant of a non-exclusive, retroactive and future license to manufacture and/or sell products covered by patented technologies owned or controlled by our operating subsidiaries, (ii) a covenant-not-to-sue, (iii) the release of the licensee from certain claims, and (iv) the dismissal of any pending litigation.  The intellectual property rights granted are perpetual in nature, extending until the expiration of the related patents.  Pursuant to the terms of these agreements, our operating subsidiaries have no further obligation with respect to the grant of the non-exclusive retroactive and future licenses, covenants-not-to-sue, releases, and other deliverables, including no express or implied obligation on our operating subsidiaries’ part to maintain or upgrade the technology, or provide future support or services.  Generally, the agreements provide for the grant of the licenses, covenants-not-to-sue, releases, and other significant deliverables upon execution of the agreement and do not require future performance by ITUS. As such, the earnings process is complete and revenue is recognized upon the execution of the agreement, when collectability is reasonably assured, and when all other revenue recognition criteria have been met.

Display Technology Development and License Fees

We assessed the revenue guidance of Accounting Standards Codification (“ASC”) 605-25 “Multiple-Element Arrangements” (“ASC 605-25”) to determine whether multiple deliverables in our arrangements with AUO represent separate units of accounting.  Under the AUO License Agreements, we received initial development and license fees of $3 million, of aggregate development and license fees of up to $10 million.  The additional $7 million in development and license fees were to be payable upon completion of certain conditions for the respective technologies.  We determined that the transfer of the licensed patents and technology and the effort involved in completion of the conditions for the respective technologies represent a single unit of accounting for each technology.  Accordingly, using a proportional performance method, during the third quarter of fiscal year 2011 we began recognizing the $3 million initial development and license fees over the estimated periods that we expected to complete the conditions for the respective technologies. Each of the license agreements also provided for the basis for royalty payments on future production, if any, by AUO to the Company, which we have determined represent separate units of accounting.  We did not recognize any portion of the $7 million of additional development and license fees or any royalty income under the AUO License Agreements. Development and license fee payments received from AUO which are in excess of the amounts recognized as revenue (approximately $1,187,000 as of October 31, 2013) are recorded as non-refundable deferred revenue on the October 31, 2013 consolidated balance sheet.

As a result of the AUO/E Ink Lawsuit described above we did not record any display technology development and license fee revenue during the period from the fourth quarter of fiscal 2012 through the second quarter of this fiscal year due to uncertainty as to our remaining performance obligations, if any.  Based on our assessment performed for the third quarter of fiscal 2014, we determined that we have no further performance obligations under the AUO License Agreements and accordingly we recognized display technology development and license fee revenue of approximately $1,187,000, representing the balance of the initial $3 million payment received from AUO.

On December 29, 2014, we settled our lawsuit against AUO and received gross proceeds of $9 million (Note 2).

Inventor Royalties and Contingent Legal Fees

Inventor royalties and contingent legal fees are expensed in the consolidated statements of operations in the period that the related revenues are recognized.

Fair Value Measurement, Policy [Policy Text Block]

Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” (“ASC 820”) defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements.  In accordance with ASC 820, we have categorized our financial assets and liabilities, based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy as set forth below.  If the inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded in the accompanying consolidated balance sheets are categorized based on the inputs to the valuation techniques as follows:

Level 1 - Financial instruments whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market which we have the ability to access at the measurement date.

Level 2 - Financial instruments whose values are based on quoted market prices in markets where trading occurs infrequently or whose values are based on quoted prices of instruments with similar attributes in active markets.

Level 3 – Financial instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the instrument.

The following table presents the hierarchy for our financial assets measured at fair value on a recurring basis as of October 31, 2014:

	Level 1	Level 2	Level 3	Total

Money market funds – Cash and cash equivalents	$155,964	$-	$-	$155,964
Certificates of deposit - Short term investments	$-	2,500,000	-	2,500,000
Total financial assets	$155,964	$2,500,000	$-	$2,655,964

The following table presents the hierarchy for our financial assets measured at fair value on a recurring basis as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Money market funds – Cash and cash equivalents	$303,670	$-	$-	$303,670
Videocon Industries Limited global depository receipts	4,197,341	-	-	4,197,341
Total financial assets	$4,501,011	$-	$-	$4,501,011

The following table presents the hierarchy for our financial liabilities measured at fair value on the transaction date and then amortized, as of October 31, 2014:

	Level 1	Level 2	Level 3	Total

Patent acquisition obligation	-	-	3,236,281	3,236,281

The following table presents the hierarchy for our financial liabilities measured at fair value on a recurring basis as of October 31, 2013:

	Level 1	Level 2	Level 3	Total

Derivative liability	$-	$-	$540,000	$540,000

The following table sets forth a summary of the changes in the fair value of the Company’s Level 3 financial liabilities that are measured at fair value on a recurring basis:

For the two years ended October 31, 2014
Derivative liability:
Balance October 31, 2012	$-
Fair value of bifurcated conversion feature issued	1,180,000
Change in value of bifurcated conversion feature	(475,189)
Reduction of bifurcated conversion feature upon conversion of debentures	(164,811)
Balance October 31, 2013	540,000

Fair value of bifurcated conversion feature issued	1,570,000
Change in value of bifurcated conversion feature	592,945
Reduction of bifurcated conversion feature upon conversion of debentures	(2,702,945)
Balance October 31, 2014	$-

Patent acquisition obligation:
Balance October 31, 2013	$-
Initial fair value, discounted to present value	2,850,511
Amortized interest on patent obligation	385,770
Balance October 31, 2014	$3,236,281

The bifurcated conversion feature is accounted for as a derivative liability and is measured at fair value using a Monte Carlo simulation model and is classified within Level 3 of the valuation hierarchy.

The significant assumptions and valuation methods that the Company used to determine fair value and the change in fair value of the Company’s derivative financial instrument are discussed in Note 6, “Convertible Debentures”. The development and determination of the unobservable inputs for Level 3 fair value measurements and fair value calculations are the responsibility of the Company’s Principal Financial Officer with support from the Company’s consultants.

In accordance with the provisions of ASC 815, the Company presents the bifurcated conversion feature liability at fair value in its consolidated balance sheet, with the corresponding changes in fair value, if any, recorded in the Company’s consolidated statements of operations for the applicable reporting periods.  As disclosed in Note 6, the Company computed the fair value of the derivative liability at the date of issuance and the reporting date of October 31, 2013 using the Monte Carlo simulation model.

The Company developed the assumptions that were used as follows: The stock price on the valuation date of the Company’s common stock was derived from the trading history of the Company’s common stock.  The stock premium for liquidity was computed as the premium required to adjust for the effect of the additional time that it would be expected to take for the market to absorb the converted shares and warrant exercises, given the Company’s current trading volume.  The term represents the remaining contractual term of the derivative; the volatility rate was developed based on analysis of the Company’s historical volatility;  the risk free interest rate was obtained from publicly available US Treasury yield curve rates; the dividend yield is zero because the Company has not paid dividends and does not expect to pay dividends in the foreseeable future.

Our non-financial assets that are measured on a non-recurring basis include our property and equipment which are measured using fair value techniques whenever events or changes in circumstances indicate a condition of impairment exists.  The estimated fair value of accounts payable and accrued expenses approximates their individual carrying amounts due to the short term nature of these measurements.  It is impractical to determine the fair value of the loan receivable and loan payable to the related party given the nature of these loans.  The convertible debentures have been reported net of the discount for the beneficial conversion features and related warrants.  Cash and cash equivalents are stated at carrying value which approximates fair value.

Cash and Cash Equivalents, Policy [Policy Text Block]	Cash and Cash Equivalents Cash equivalents consists of highly liquid, short term investments with original maturities of three months or less when purchased.
Investment, Policy [Policy Text Block]

Short-term Investments

            At October 31, 2014, we had certificates of deposit with maturities greater than 90 days when acquired of $2,500,000 that were classified as short-term investments and reported at fair value.   At October 31, 2013, we did not have any short-term investments.

Marketable Securities, Policy [Policy Text Block]

Investment Securities

We classify our investment securities as available-for-sale.  Available-for-sale securities are recorded at fair value.  Unrealized gains and losses, net of the related tax effect, on available-for-sale securities are excluded from earnings and are reported as a component of accumulated other comprehensive income (loss) until realized.  Realized gains and losses from the sale of available-for-sale securities are determined on a specific identification basis.  Dividend and interest income are recognized when earned.

We monitor the value of our investments for indicators of impairment, including changes in market conditions and the operating results of the underlying investment that may result in the inability to recover the carrying value of the investment.

Convertible Instruments Policy [Policy Text Block]

Convertible Instruments

The Company accounts for hybrid contracts that feature conversion options in accordance with applicable generally accepted accounting principles (“GAAP”).  ASC  815 “Derivatives and Hedging Activities,” (“ASC 815”) requires companies to bifurcate conversion options from their host instruments and account for them as free standing derivative financial instruments according to certain criteria. The criteria includes circumstances in which (a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (b) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not re-measured at fair value under otherwise applicable generally accepted accounting principles with changes in fair value reported in earnings as they occur and (c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument.

            Conversion options that contain variable settlement features such as provisions to adjust the conversion price upon subsequent issuances of equity or equity linked securities at exercise prices more favorable than that featured in the hybrid contract generally result in their bifurcation from the host instrument.

            The Company accounts for convertible instruments, when the Company has determined that the embedded conversion options should not be bifurcated from their host instruments, in accordance with ASC 470-20 “Debt with Conversion and Other Options” (“ASC 470-20”). Under ASC 470-20 the Company records, when necessary, discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. The Company accounts for convertible instruments (when the Company has determined that the embedded conversion options should be bifurcated from their host instruments) in accordance with ASC 815.  Under ASC 815, a portion of the proceeds received upon the issuance of the hybrid contract are allocated to the fair value of the derivative. The derivative is subsequently marked to market at each reporting date based on current fair value, with the changes in fair value reported in results of operations.

            The conversion features of the convertible debentures issued in January 2013 and November 2013 qualified as an embedded derivative instruments and were bifurcated from the host convertible debentures. Accordingly, these instruments have been classified as a derivative liabilities in the accompanying consolidated balance sheet.  Derivative liabilities are initially recorded at fair value and are then re-valued at each reporting date, with changes in fair value recognized in earnings during the reporting period.

Stockholders' Equity, Policy [Policy Text Block]
Common Stock Purchase Warrants

The Company classifies as equity any contracts that (i) require physical settlement or net-share settlement or (ii) provides a choice of net-cash settlement or settlement in the Company’s own shares (physical settlement or net-share settlement) providing that such contracts are indexed to the Company's own stock as defined in ASC 815-40 "Contracts in Entity's Own Equity". The Company classifies as assets or liabilities any contracts that (i) require net-cash settlement (including a requirement to net cash settle the contract if an event occurs and if that event is outside the Company’s control) or (ii) gives the counterparty a choice of net-cash settlement or settlement in shares (physical settlement or net-share settlement).  The Company assesses classification of common stock purchase warrants and other free standing derivatives at each reporting date to determine whether a change in classification between assets and liabilities or equity is required.

Income Tax, Policy [Policy Text Block]

Income Taxes

We recognize deferred tax assets and liabilities for the estimated future tax effects of events that have been recognized in our financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.  A valuation allowance is established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Share-based Compensation, Option and Incentive Plans Policy [Policy Text Block]

Stock-Based Compensation

We maintain stock equity incentive plans under which we may grant non-qualified stock options, incentive stock options, stock appreciation rights, stock awards, performance and performance-based awards, or stock units to employees, non-employee directors and consultants.

Compensation Related Costs, Policy [Policy Text Block]

Stock Option Compensation Expense

We account for stock options granted to employees and directors using the accounting guidance in ASC 718 “Stock Compensation” (“ASC 718”).  In accordance with ASC 718, we estimate the fair value of service based options and performance based options on the date of grant, using the Black-Scholes pricing model.  For options vesting if the trading price of the Company’s common stock exceeds two separate price targets, we use a Monte Carlo Simulation in estimating the fair value at grant date. We recognize compensation expense for stock option awards over the requisite or implied service period of the grant.  With respect to performance based awards, compensation expense is recognized when the performance target is deemed probable.  We recorded stock-based compensation expense, related to stock options granted to employees and directors, of approximately $2,128,000 and $2,693,000, during the years ended October 31, 2014 and 2013, respectively.

Included in stock-based compensation cost for employees and directors during the years ended October 31, 2014 and 2013 was approximately $1,426,000 and $2,314,000, respectively, related to the amortization of compensation cost for stock options granted in prior periods but not yet vested.  As of October 31, 2014, there was unrecognized compensation cost related to non-vested stock options granted to employees and directors, related to service based options of approximately $2,482,000 which will be recognized over a weighted-average period of 1.6 years and related to performance based options of approximately $647,000, which will be recognized when achievement is considered probable.

         We account for stock options granted to consultants using the accounting guidance included in ASC 505-50 “Equity-Based Payments to Non-Employees” (“ASC 505-50”).  In accordance with ASC 505-50, we estimate the fair value of service based stock options and performance based options at each reporting period, using the Black-Scholes pricing model.  For options vesting if the trading price of the Company’s common stock exceeds price targets we estimate the fair value at each reporting period using a Monte Carlo Simulation.  We recognize compensation expense for service based stock options and options subject to market conditions over the requisite or implied service period of the grant.  For performance based awards, compensation expense is recognized when the performance target is achieved.

We recorded consulting expense, related to stock options granted to consultants, during the years ended October 31, 2014 and 2013 of approximately $1,022,000 and $1,105,000, respectively. Stock-based consulting expense for the years ended October 31, 2014 and 2013 includes approximately $964,000 and $1,105,000, respectively, related to the amortization of compensation cost for stock options granted in prior periods but vested in the current period. As of October 31, 2014, there was unrecognized consulting expense related to non-vested stock options granted to consultants, related to service based options of approximately $964,000, which will be recognized over a weighted-average period of 1.1 years.

Fair Value of Financial Instruments, Policy [Policy Text Block]

Fair Value Determination

We use the Black-Scholes pricing model in estimating the fair value of stock options which vest over a specific period of time or upon achieving performance targets.  To determine the weighted average fair value of stock options on the date of grant, employees and directors are included in a single group.  The fair value of stock options granted to consultants is determined on an individual basis.  The stock options we granted during the year ended October 31, 2014 consisted of awards with 10-year terms that vest over one year, options with 10-year terms that vest over 36 months, options with 5-year terms which vest immediately and options with 10-year terms which vest upon achievement of performance milestones.  The stock options we granted during the year ended October 31, 2013 consisted of awards of options with 5-year terms, which vest over one year and options with 10-year terms which vest in three annual installments commencing on the date of grant or over a nine month period.

The following weighted average assumptions were used in estimating the fair value of stock options granted during the years ended October 31, 2014 and 2013

	For the Year Ended October 31,

	2014	2013
Weighted average fair value at grant date	$ 0.23	$ 0.17
Valuation assumptions:
Expected life ( years)	5.80	5.26
Expected volatility	115.3%	116.5%
Risk-free interest rate	1.82%	.73%
Expected dividend yield	0	0

           The expected term of stock options represents the weighted average period the stock options are expected to remain outstanding.  We use the simplified method to determine expected term.  The simplified method was adopted since we do not believe that historical experience is representative of future performance because of the impact of the changes in our operations and the change in terms from historical options which vested immediately to terms including vesting periods of up to three years.  Under the Black-Scholes pricing model, we estimated the expected volatility of our shares of common stock based upon the historical volatility of our share price over a period of time equal to the expected term of the options.  We estimated the risk-free interest rate based on the implied yield available on the applicable grant date of a U.S. Treasury note with a term equal to the expected term of the underlying grants.  We made the dividend yield assumption based on our history of not paying dividends and our expectation not to pay dividends in the future.

Under ASC 718, the amount of stock-based compensation expense recognized is based on the portion of the awards that are ultimately expected to vest.  Accordingly, if deemed necessary, we reduce the fair value of the stock option awards for expected forfeitures, which are forfeitures of the unvested portion of surrendered options.  Based on our historical experience and future expectations, we have not reduced the amount of stock-based compensation expenses for anticipated forfeitures.

We will reconsider use of the Black-Scholes pricing model if additional information becomes available in the future that indicates another model would be more appropriate.  If factors change and we employ different assumptions in the application of ASC 718 in future periods, the compensation expense that we record under ASC 718 may differ significantly from what we have recorded in the current period.

Earnings Per Share, Policy [Policy Text Block]

Net Loss Per Share of Common Stock

In accordance with ASC 260, “Earnings Per Share”, basic net loss per common share (“Basic EPS”) is computed by dividing net loss by the weighted average number of common shares outstanding.  Diluted net loss per common share (“Diluted EPS”) is computed by dividing net loss by the weighted average number of common shares and dilutive common share equivalents and convertible securities then outstanding.  Diluted EPS for all years presented is the same as Basic EPS, as the inclusion of the effect of common share equivalents then outstanding would be anti-dilutive.  For this reason, excluded from the calculation of Diluted EPS for the years ended October 31, 2014 and 2013, were options to purchase 75,063,770 and 63,122,845 shares, respectively, warrants to purchase 26,123,281 shares and 9,878,759 shares, respectively, preferred stock convertible into 18,498,943 shares and -0- shares and debentures convertible into -0- shares and 9,604,820 shares, respectively.

Use of Estimates, Policy [Policy Text Block]

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Estimates and assumptions are used for, but not limited to, determining stock-based compensation, asset impairment evaluations, tax assets and liabilities, license fee revenue, the allowance for doubtful accounts, depreciation lives and other contingencies.  Actual results could differ from those estimates.

New Accounting Pronouncements, Policy [Policy Text Block]
Effect of Recently Issued Pronouncements

In May 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2014-09 (“ASU 2014-09”), Revenue from Contracts with Customers.  This amendment updates addressing revenue from contracts with customers, which clarifies existing accounting literature relating to how and when a company recognizes revenue. Under the standard, a company will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods and services.  The amendments for this standard update are effective for interim and annual reporting periods beginning after December 15, 2016, and are to be applied retrospectively or the cumulative effect as of the date of adoption, with early application not permitted.  We are currently evaluating the impact ASU 2014-09 will have on our consolidated financial statements and related disclosures.

In June 2014, the FASB issued Accounting Standards Update 2014-12 (“ASU 2014-12”), Compensation – Stock Compensation.  This amendment requires that a performance target that affects vesting and could be achieved after the requisite service period shall be treated as a performance condition. Adoption of this standard is required for annual periods beginning after December 15, 2015. Early adoption is permitted. We are currently evaluating the impact ASU 2014-12 will have on our consolidated financial statements and related disclosures.

In August 2014, the FASB issued Accounting Standards Update 2014-15 (“ASU 2014-15”), this amendment requires management to assess an entity’s ability to continue as a going concern every reporting period including interim periods, and to provide related footnote disclosure in certain circumstances. Adoption of this standard is required for annual periods beginning after December 15, 2016 and are to be applied retrospectively or the cumulative effect as of the date of adoption. Early adoption is permitted. We are currently evaluating the impact ASU 2014-15 will have on our consolidated financial statements and related disclosures.

Concentration Risk, Credit Risk, Policy [Policy Text Block]

Concentration of Credit Risks

Financial instruments that potentially subject us to concentrations of credit risk are cash equivalents, short-term investments and accounts receivable.  Cash equivalents are primarily highly rated money market funds. Short-term investments are certificates of deposit within federally insured limits. Management reviews our accounts receivable and other receivables for potential doubtful accounts and maintains an allowance for estimated uncollectible amounts. Our policy is to write-off uncollectable amounts at the time it is determined that collection will not occur.

Four licensees individually accounted for 22%, 16%, 14% and 10%, respectively, of revenues from patent assertion activities. One licensee accounted for 90% of revenue during fiscal year 2013. Fifteen licensees accounted for 100% of accounts receivable at October 31, 2014 and one licensee accounted for 100% of accounts receivable at October 31, 2013.

Patents [Member]
Accounting Policies, by Policy (Policies) [Line Items]
Intangible Assets, Finite-Lived, Policy [Policy Text Block]

Patents

Our only identifiable intangible assets are patents and patent rights.  We capitalize patent and patent rights acquisition costs and amortize the cost over the estimated economic useful life.  Patent acquisition costs capitalized during the years ended October 31, 2014 and 2013, was approximately $3,036,000 and $-0-, respectively.  We recorded patent amortization expense of approximately $314,000 and $-0- during the years ended October 31, 2014 and 2013, respectively.